                                                                   EXHIBIT 99.3

   TO BE EFFECTIVE, THIS GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 6, 2002, TOGETHER WITH (1) THE CERTIFICATE(S) REPRESENTING ALL FIRST UNION COMMON SHARES TO WHICH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL RELATES OR (2) A PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY WITH RESPECT TO THE CERTIFICATE(S). DELIVERY OF FIRST UNION COMMON SHARES MAY ALSO BE MADE BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("DTC"). SEE GENERAL INSTRUCTION 19. ALL CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE MERGER AGREEMENT.

                               FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

                    TO ACCOMPANY CERTIFICATES REPRESENTING
         SHARES OF BENEFICIAL INTEREST, PAR VALUE $1.00 PER SHARE, OF

                      FIRST UNION REAL ESTATE EQUITY AND
                             MORTGAGE INVESTMENTS

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND DELIVER TO:
                   THE BANK OF NEW YORK, THE EXCHANGE AGENT

        BY MAIL:                    BY HAND:              BY OVERNIGHT COURIER:
  The Bank of New York        The Bank of New York         The Bank of New York
Reorganization Services   Tender & Exchange Department Tender & Exchange Department
         Dept.                 101 Barclay Street           101 Barclay Street
    P.O. Box 859208        Receive and Deliver Window   Receive and Deliver Window
Braintree, MA 02185-9208       New York, NY 10286           New York, NY 10286

      FACSIMILE TRANSMISSION: (973) 247-4077 (ELIGIBLE INSTITUTIONS ONLY)

FOR FURTHER INFORMATION: call D.F. King & Co., the information agent, at (888)
                             414-5566 (toll-free)

--------------------------------------------------------------------------------
             DESCRIPTION OF FIRST UNION COMMON SHARES SURRENDERED
--------------------------------------------------------------------------------
     NAMES(S) OF RECORD HOLDER(S)
  AS SHOWN ON THE CERTIFICATE(S) AND        CERTIFICATE(S) BEING SURRENDERED
 ADDRESS(ES) OF SUCH RECORD HOLDER(S)*    (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------
                                                           NUMBER OF SHARES
                                                            REPRESENTED BY
                                                           EACH CERTIFICATE
                                         CERTIFICATE  (OR COVERED BY A NOTICE OF
                                          NUMBER**       GUARANTEED DELIVERY)
--------------------------------------------------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         Total Shares
--------------------------------------------------------------------------------
*  For a delivery using the Notice of Guaranteed Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Notice of Guaranteed Delivery procedures.
--------------------------------------------------------------------------------

                             MERGER CONSIDERATION

   Pursuant to the Agreement and Plan of Merger and Contribution, dated as of February 13, 2002 (as amended, the "merger agreement"), by and among First Union Real Estate Equity and Mortgage Investments ("First Union"), Gotham Golf Partners, L.P., Gotham Golf Corp. ("Gotham Golf Corp") and certain other parties, the undersigned hereby surrenders to the exchange agent the certificate(s) representing the shares of beneficial interest, par value $1.00 par share, of First Union (the "First Union common shares") owned of record by the undersigned as set forth herein, and hereby makes one (and only one) of the following elections with respect to such First Union common shares:

    . THE CASH ELECTION--This election entitles the undersigned to receive with respect to each of the First Union common shares evidenced by the surrendered certificate(s) an amount of cash per share equal to $2.33 (the "Cash Consideration"); or

    . THE CASH AND NOTE ELECTION--This election entitles the undersigned to receive with respect to each of the First Union common shares evidenced by the surrendered certificate(s) (1) an amount of cash per share equal to $1.98 and (2) a number of debt securities (the "notes"), each with a face amount of $100 and issued by Southwest Shopping Centers Co. II, L.L.C. ("Southwest Shopping Centers"), equal to the number of First Union common shares surrendered multiplied by 0.0057461 (which is an effective price of $60.91 per face value of $100), subject to certain adjustments as described in the proxy statement-prospectus and the merger agreement (the "Cash and Note Consideration").

THE UNDERSIGNED ACKNOWLEDGES THAT, IN ORDER TO MAKE THE CASH AND NOTE ELECTION, THE UNDERSIGNED MUST HOLD FIRST UNION COMMON SHARES WITH A BANK, BROKER OR OTHER FINANCIAL INSTITUTION THAT IS A DEPOSITORY TRUST COMPANY PARTICIPANT (A "DTC PARTICIPANT") AND THAT IS WILLING TO HOLD NOTES ON BEHALF OF THE UNDERSIGNED. THE UNDERSIGNED ALSO ACKNOWLEDGES THAT IF THE UNDERSIGNED DOES NOT MARK ONE OF THE ELECTION BOXES BELOW, THE UNDERSIGNED WILL BE DEEMED TO HAVE MADE THE CASH ELECTION.

--------------------------------------------------------------------------------

                      FORM TO CHOOSE MERGER CONSIDERATION

   Check one of the boxes below:

[_] Cash Election

[_] Cash and Note Election

--------------------------------------------------------------------------------

                                     NOTES

   Regardless of whether the undersigned chooses to make the Cash Election or the Cash and Note Election, the undersigned has the right to purchase notes for a purchase price of $60.91 per note, subject to availability and prorations. To exercise such right (the "Shareholder Note Purchase Right"), the undersigned must check the applicable box below and designate the number of notes that the undersigned wishes to purchase.

   IF THE UNDERSIGNED DOES NOT MARK THE BOX APPLICABLE TO THE SHAREHOLDER NOTE PURCHASE RIGHT, THE UNDERSIGNED WILL BE DEEMED TO HAVE DECLINED TO EXERCISE THESE RIGHTS AND WILL NOT RECEIVE ANY NOTES ON ACCOUNT OF THESE RIGHTS.

--------------------------------------------------------------------------------

                            FORM TO PURCHASE NOTES

       Check one of the boxes below:

   [_] Please DO NOT EXERCISE my Shareholder Note Purchase Right for notes.

   [_] Please EXERCISE my Shareholder Purchase Right for notes as set forth below:

       ____________  notes
        (INSERT NUMBER)

--------------------------------------------------------------------------------

                              SUBSCRIPTION RIGHTS

   Regardless of whether the undersigned chooses to make the Cash Election or the Cash and Note Election, the undersigned will receive with respect to each of the First Union common shares evidenced by the surrendered certificate(s) three-fiftieths (0.06) of a right to subscribe (a "subscription right") for shares of common stock of Gotham Golf Corp, par value $0.01 per share ("Gotham Golf Corp common shares"), at a price of $20.00 per Gotham Golf Corp common share, subject to the rounding up and down of fractional subscription rights (with fraction of 0.5 or greater rounded up). To calculate the number of subscription rights to which the undersigned is entitled, enter the number of shares represented by the certificate(s) that is being surrendered to the exchange agent, multiply that number by 0.06 and round to the nearest whole number (with fractions of 0.5 or greater rounded up):

                     x 0.06 =
__________________            __________________

NUMBER OF SHARES              ROUNDED TO
REPRESENTED BY                NEAREST WHOLE NUMBER
EACH CERTIFICATE
(OR COVERED BY A
NOTICE OF GUARANTEED
DELIVERY)

   Each whole subscription right entitles its holder to a basic subscription privilege and an oversubscription privilege. Under the basic subscription privilege, each subscription right is exercisable to purchase one Gotham Golf Corp common share at a price of $20.00 per share. If the undersigned exercises the basic subscription privilege for all of his or her subscription rights, the undersigned is also entitled to exercise an oversubscription privilege to purchase additional Gotham Golf Corp common shares, subject to availability and proration, at a price of $20.00 per Gotham Golf Corp common share. The other terms and conditions of the rights are set forth in the enclosed proxy statement-prospectus and the instructions attached to this Form of Election and Letter of Transmittal.

   IF THE UNDERSIGNED DOES NOT AFFIRMATIVELY ELECT TO EXERCISE THE SUBSCRIPTION RIGHTS TO WHICH HE OR SHE IS ENTITLED, THE UNDERSIGNED WILL BE DEEMED TO HAVE DECLINED TO EXERCISE HIS OR HER SUBSCRIPTION RIGHTS, AND ANY SUBSCRIPTION RIGHTS WILL EXPIRE WITHOUT VALUE.

--------------------------------------------------------------------------------

                FORM TO PURCHASE GOTHAM GOLF CORP COMMON SHARES

      Check one of the boxes below if you are entitled to subscription rights:


   [_] Please DO NOT EXERCISE my subscription rights for Gotham Golf Corp common shares.

   [_] Please EXERCISE my subscription rights for Gotham Golf Corp common shares as set forth below:

       A. Basic Subscription Privilege:     _______________ Gotham Golf Corp common shares
                                               (INSERT NUMBER)
       B. Oversubscription Privilege:       _______________ Gotham Golf Corp common shares
                                               (INSERT NUMBER)

--------------------------------------------------------------------------------

   It is possible that the undersigned may have to send payment with this Form of Election and Letter of Transmittal in order to effect the undersigned's purchase of notes and Gotham Golf Corp common shares. The following payment worksheet has been provided to determine the amount, if any, of such required payment. Please note that the elections set forth on the "Form to Choose Merger Consideration," "Form to Purchase Notes" and "Form to Purchase Gotham Golf Corp Common Shares" shall take precedence over any elections indicated on this Payment Worksheet in the event of a conflict or inconsistency between those forms and the Payment Worksheet.

                               PAYMENT WORKSHEET

SHARES SURRENDERED                                                                                     PAYMENT
------------------                                                                                     -------
                                                                                      ------

1 Enter the number of First Union common shares represented by the                    1
  surrendered certificates (or covered by a Notice of Guaranteed Delivery).
                                                                                      ------

MERGER CONSIDERATION
--------------------
                                                                                      ------

2A If you elect to convert your First Union common shares into the Cash               2A     X $2.33 =   $
   Consideration, enter line 1.
                                                                                      ------
                                                                                      ------

 B If you elect to convert your First Union common shares into the Cash and           2B     X $1.98 =   $
   Note Consideration, enter line 1.
                                                                                      ------

NOTES
-----
(COMPLETE ONLY IF YOU ELECT TO RECEIVE THE CASH AND NOTE CONSIDERATION OR WISH TO PURCHASE NOTES)
                                                                                      ------

3A Multiply line 2B by 0.0057461. Enter this figure.                                  3A
                                                                                      ------
                                                                                      ------

 B Round line 3A down to the nearest whole number. Enter this figure.                 3B
   THIS IS THE NUMBER OF NOTES TO WHICH YOU ARE ENTITLED.
                                                                                      ------
                                                                                      ------

 C Enter the difference between line 3B and line 3A.                                  3C    X $60.91 =   $
   THIS DIFFERENCE SHOULD BE LESS THAN 1.
                                                                                      ------
                                                                                      ------

 D Enter the number of notes (if any) that you wish to purchase pursuant to the       3D    X $60.91 =   $
   Shareholder Note Purchase Right.
                                                                                      ------

SUBSCRIPTION RIGHTS
-------------------
(COMPLETE ONLY IF YOU WISH TO RECEIVE GOTHAM GOLF CORP COMMON SHARES)
                                                                                      ------

4A Multiply line 1 by 3/50 (or 0.06). Round this figure up or down to the nearest     4A
   whole number (with fractions of 0.5 rounded up). Enter this figure.
   THIS IS THE NUMBER OF SUBSCRIPTION RIGHTS THAT YOU WILL RECEIVE.
                                                                                      ------
                                                                                      ------

 B Enter the number of Gotham Golf Corp common shares that you wish to                4B    X $20.00 =   $
   purchase pursuant to the basic subscription privilege.
   LINE 4B MUST BE LESS THAN OR EQUAL TO LINE 4A.
                                                                                      ------
                                                                                      ------

 C Enter the number of Gotham Golf Corp common shares that you wish to                4C    X $20.00 =   $
   purchase pursuant to the oversubscription privilege.
   YOU CAN EXERCISE THE OVERSUBSCRIPTION PRIVILEGE ONLY IF LINE 4B EQUALS LINE 4A.
                                                                                      ------

                                    PAYMENT


Payment for line 2A or 2B     ---------------------

Payment for line 3C       +   ---------------------

Payment for line 3D       -   ---------------------

Payment for line 4B       -   ---------------------

Payment for line 4C       -   ---------------------

TOTAL                     =   ---------------------

   If the TOTAL is negative, you must enclose payment equal to the positive value of the TOTAL figure. If the TOTAL is positive or zero, you do not need to enclose any payment with this Form of Election and Letter of Transmittal and will receive cash in the amount of the TOTAL figure shown upon consummation of the proposed transaction.

   The undersigned understands that the elections and purchases are subject to certain terms, conditions and limitations set forth in the merger agreement, as amended, and described in the accompanying proxy statement-prospectus. A COPY OF THE MERGER AGREEMENT AND THE AMENDMENTS THERETO ARE ATTACHED TO THE PROXY STATEMENT-PROSPECTUS AS APPENDICES A, B, C AND D. These terms, conditions and limitations include, but are not limited to, the fact that the holders may be subject to a proration process in which a holder receives fewer notes and Gotham Golf Corp common shares than that which such holder has elected to purchase pursuant to the Shareholder Note Purchase Right or the oversubscription privilege. The allocation procedures are described in the proxy statement-prospectus under the section entitled "ELECTION AND PAYMENT PROCEDURES." HOLDERS OF FIRST UNION COMMON SHARES ARE URGED TO READ THE MERGER AGREEMENT AND THE PROXY STATEMENT-PROSPECTUS IN THEIR ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

   The undersigned understands that the definitive terms pursuant to which the proposed transaction will be effected, including the amount and form of consideration to be received by holders of First Union common shares, the effect of this Form of Election and Letter of Transmittal and certain conditions to the consummation of the proposed transaction, are summarized in the proxy statement-prospectus, and all of those definitive terms and conditions are set forth in full in the merger agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the proxy statement-prospectus in the sections entitled "The Proposed Transaction--Material Federal Income Tax Consequences to U.S. Holders" and, if applicable, "The Proposed Transaction--Material Federal Income Tax Consequences to Non-U.S. Holders."

   The undersigned may be deemed to have made a Cash Election if, with respect to any First Union common shares held thereby:

      (a) No election above is made with respect to the merger consideration;

      (b) The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Notice of Guaranteed Delivery) or otherwise fails to properly make an election;

      (c) A completed Form of Election and Letter of Transmittal (including submission of the holder's share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Notice of Guaranteed Delivery) is not received by the exchange agent by 5:00 p.m., New York City time on December 6, 2002

   (which date will be publicly announced by First Union no less than five business days preceding such date) (the "election deadline");

      (d) The undersigned does not hold First Union common shares through an account with a broker, bank or other financial institution that may hold the notes in an account with the DTC; or

      (e) The undersigned returns this Form of Election and Letter of Transmittal with a Notice of Guaranteed Delivery, but does not deliver the share certificate(s) representing the shares for which the election is being made, or such shares are not the subject of a confirmation of a book-entry transfer of the shares at the exchange agent's account at DTC, within three New York Stock Exchange trading days after the election deadline.

   In order to receive the merger consideration and to exercise any rights in connection with the notes and the subscription rights, this Form of Election and Letter of Transmittal must be (1) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (2) mailed or delivered with any required payments and the holder's share certificate(s), or a Notice of Guaranteed Delivery to the exchange agent, at one of the addresses (or the facsimile number solely with respect to a Notice of Guaranteed Delivery) set forth above. Delivery of First Union common shares may also be made by book-entry transfer of the shares to the exchange agent's account at DTC. In order to properly make an election, the Form of Election and Letter of Transmittal and other required documents must be received by the exchange agent prior to the election deadline. If this Form of Election and Letter of Transmittal is not completed and received by the exchange agent pursuant to the instructions herein prior to the election deadline, the undersigned will be deemed to have made a Cash Election and not to have exercised any rights in connection with the notes and the subscription rights. Gotham Golf Corp will notify the exchange agent of any extension of the election deadline by oral notice (promptly confirmed in writing) or written notice, and will make a press release or other public announcement of that extension prior to 9:00 a.m., New York City time on the next business day following the previously scheduled election deadline.

   The undersigned hereby acknowledges receipt of the proxy statement-prospectus and agrees that all elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the merger agreement, the proxy statement-prospectus and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the Mergers, the record holder of the First Union common shares represented by the share certificate(s) surrendered herewith, with good title to those common shares and full power and authority (1) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (2) to make the election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those common shares.

   The undersigned hereby irrevocably appoints the exchange agent, as agent of the undersigned, to effect the exchange pursuant to the merger agreement and the instructions hereto. The undersigned hereby authorizes and instructs the exchange agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the First Union common shares represented by that certificate(s), any check and/or any notes or Gotham Golf Corp common shares issuable to the undersigned. Furthermore, the undersigned authorizes the exchange agent to follow any election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

   Record holders of First Union common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; PROVIDED, HOWEVER, that at the request of Gotham Golf Corp, that record holder must certify to the satisfaction of Gotham

Golf Corp that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of First Union common shares, subject to the provisions concerning joint elections.

   COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AT THE SPECIAL MEETING OF SHAREHOLDERS OF FIRST UNION.

---------------------------------------------------------  ----------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 4 & 6)                                    (SEE INSTRUCTIONS 4 & 6)

  To be completed ONLY if the check is to be made            To be completed ONLY if the check is to be made
payable to, and/or the notes or Gotham Golf Corp           payable to the record holder(s) of the First Union
common shares are to be issued in the name of, some-       common shares but are to be sent to another person or
one other than the record holder(s) of the First Union     to an address other than as set forth beneath the record
common shares or the name of the record holder(s)          holder's signature on this Form of Election and Letter
needs to be corrected or changed.                          of Transmittal.

Issue:[_] Notes                                              Check to be delivered to:*
      [_] Gotham Golf Corp common shares
      [_] Check to:

Name: ________________________________________________     Name: __________________________________________________
                    (PLEASE PRINT)                                              (PLEASE PRINT)

Address: _____________________________________________     Address: _______________________________________________

______________________________________________________     ________________________________________________________
                  (INCLUDE ZIP CODE)                                          (INCLUDE ZIP CODE)

______________________________________________________          *PLEASE ATTACH ADDITIONAL SHEETS IF NECESSARY.
(TAX IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER)
---------------------------------------------------------  ----------------------------------------------------------

                            SHAREHOLDER(S) SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Form of Election and Letter of Transmittal must sign personally.

  A check(s), notes and Gotham Golf Corp common shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery or Special Issuance Instructions are completed.

  ______________________________________________________________________________

  ______________________________________________________________________________
                 (SIGNATURE(S) OF OWNER(S)--SEE INSTRUCTION 5)

  Dated:
  _______________________________________________________________________, 200__

  ______________________________________________________________________________
              SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER

  If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

  Name:_________________________________________________________________________
                                (PLEASE PRINT)

  Capacity:
  ______________________________________________________________________________

  Address:
  ______________________________________________________________________________

                              (INCLUDE ZIP CODE)

  Daytime Telephone Number: (  )

  ______________________________________________________________________________

                               SIGNATURE GUARANTEE

                       (IF REQUIRED BY INSTRUCTION 4 OR 6)

                    APPLY SIGNATURE GUARANTEE MEDALLION BELOW

  The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

  Dated: _________________________________________________________________, 2002

  ______________________________________________________________________________
                NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE

  NOTE: IN THE EVENT THAT CHECKS, NOTES OR GOTHAM GOLF CORP COMMON SHARES ARE TO BE ISSUED IN EXACTLY THE NAME OF THE RECORD HOLDER AS INSCRIBED ON THE SURRENDERED FIRST UNION SHARE CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED AND NO GUARANTEE OF THE SIGNATURE ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL IS REQUIRED.

                      PAYER'S NAME:  THE BANK OF NEW YORK

SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR TIN              ---------------------------------
FORM W-9                  IN THE BOX AT RIGHT AND YOUR                          Social security number
                          ADDRESS BELOW, AND CERTIFY BY
DEPARTMENT OF THE         SIGNING AND DATING BELOW.                           (if awaiting TIN write
TREASURY INTERNAL                                                                 "Applied For")
REVENUE SERVICE           -------------------------------
                                 Name (please print)                                    or
PAYER'S REQUEST FOR                                                      ---------------------------------
TAXPAYER IDENTIFICATION   -------------------------------                   Employer identification number
NUMBER (TIN)                       Street Address
                                                                              (if awaiting TIN write
                          -------------------------------                        "Applied For")
                              City, State and Zip Code                   ----------------------------------
                          ---------------------------------------------------------------------------------
                          PART 2 -- CERTIFICATE -- Under penalties of perjury, I certify that:

                          1.The number shown on this form is my correct Taxpayer Identification Number
                            (or I am waiting for a number to be issued for me),
                          2.I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                            (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                          3.I am a U.S. person (including a U.S. resident alien).
-----------------------------------------------------------------------------------------------------------
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in theenclosed GUIDELINES.)
-----------------------------------------------------------------------------------------------------------
SIGNATURE _________________________ DATE __________________ 2002
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS. IF YOU ARE A FOREIGN PERSON, CONTACT THE EXCHANGE AGENT FOR THE APPROPRIATE FORM W-8.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR
(2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER, BACKUP WITHHOLDING OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER AND, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, SUCH AMOUNTS WILL BE PAID OVER TO THE INTERNAL REVENUE SERVICE.

SIGNATURE: ____________________________________   DATE: ____________________

                                 INSTRUCTIONS

PLEASE READ THE PROXY STATEMENT-PROSPECTUS AS WELL AS THE REST OF THIS FORM OF
 ELECTION AND LETTER OF TRANSMITTAL PRIOR TO COMPLETING THIS FORM OF ELECTION
                           AND LETTER OF TRANSMITTAL

   This Form of Election and Letter of Transmittal is to be completed and submitted to the exchange agent prior to the election deadline by those holders of First Union common shares desiring to make an election. It also may be used, following consummation of the proposed transaction, as a letter of transmittal to accompany the surrender of First Union common shares to be exchanged for the merger consideration for holders of First Union common shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the election deadline, although any such holders will be treated as having made the Cash Election.

   A holder will not receive any check, notes or Gotham Golf Corp common shares until such holder's share certificate(s) or confirmation of a book-entry transfer of the shares at DTC, or a Notice of Guaranteed Delivery to the exchange agent, is received by the exchange agent at one of the addresses (or the facsimile number solely with respect to a Notice of Guaranteed Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents and payment that the exchange agent may require, and until the same are processed for exchange by the exchange agent. No interest will accrue on the cash consideration to be issued to a holder. Holders of First Union common shares receiving Gotham Golf Corp common shares will be entitled to any dividends or other distributions with respect to such shares that have a record date and are paid after the effective time of the Mergers.

1.  TIME IN WHICH TO MAKE AN ELECTION

   In order for you to make an affirmative election with respect to the merger consideration, or to exercise any right to purchase the notes or Gotham Golf Corp common shares, the exchange agent must receive, prior to the election deadline, at one of the addresses set forth on the front of this Form of Election and Letter of Transmittal (a) this Form of Election and Letter of Transmittal, properly completed and executed, (b) the required payment, if any, and (c) the certificate(s) representing your First Union common shares or confirmation of a book-entry transfer of such shares at DTC contained in an "Agent's Message" or by a Notice of Guaranteed Delivery. Any shareholder whose Form of Election and Letter of Transmittal, required payment and certificates (or confirmation of a book-entry transfer of the shares at the exchange agent's account at DTC or Notice of Guaranteed Delivery) are not so received will be deemed to have made the Cash Election with respect to his or her common shares. In the event that First Union common shares covered by a Notice of Guaranteed Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares at the exchange agent's account at DTC contained in an "Agent's Message") within three New York Stock Exchange trading days after the election deadline, unless that deadline has been extended in accordance with the terms of the merger agreement, the holder thereof will be deemed to have made the Cash Election with respect to his or her common shares. As used herein, the term "Agent's Message" means a message transmitted by DTC and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the First Union common shares, that such participant has received and agreed to be bound by this Form of Election and Letter of Transmittal and that Gotham Golf Corp and Southwest Shopping Centers may enforce such agreement against the participant.

2.  CHANGE OR REVOCATION OF ELECTION

   Any holder of First Union common shares who has made an election by submitting a Form of Election and Letter of Transmittal to the exchange agent may, at any time prior to the election deadline, change that holder's election by submitting to the exchange agent a revised Form of Election and Letter of Transmittal, properly completed and signed, that is received by the exchange agent prior to the election deadline. Any holder of First Union common shares may at any time prior to the election deadline revoke the election and withdraw the certificate(s) for the holder's First Union common shares deposited with the exchange agent by written notice to the exchange agent received prior to the election deadline. After the election deadline, a holder of First Union common shares may not change the election and may not withdraw his or her certificate(s) unless the merger agreement is terminated.

3.  NOMINEES

   Record holders of First Union common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Gotham Golf Corp, the record holder must certify to Gotham Golf Corp's satisfaction that the record holder holds those First Union common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of First Union common shares.

4.  GUARANTEE OF SIGNATURES

   No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the First Union common shares surrendered herewith, and any notes or Gotham Golf Corp common shares that are to be issued to that record holder(s) will be issued without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS

    . If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) surrendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event that the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

    . If any First Union common shares surrendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

    . If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

    . If any surrendered First Union common shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of share certificates.

    . If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

    . If this Form of Election and Letter of Transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the exchange agent of authority to so act.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

   Unless instructions to the contrary are given in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," the notes, Gotham Golf Corp common shares and/or the check to be issued upon the surrender of First Union common shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and (in the case of the check) mailed to the address of the record holder(s) set forth in the box entitled "Description of First Union Common Shares Surrendered." If the securities and/or check are to be issued in the name of a person(s) other than the record holder(s), or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Issuance Instructions" must be completed. If the securities and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of First Union Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Issuance Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed. See Instruction 4.

7.  ISSUANCE BY BOOK-ENTRY CREDIT

   If you elect to receive or purchase any notes or Gotham Golf Corp common shares, the exchange agent will distribute such securities to you by way of book-entry credit in the transfer books of Southwest Shopping Centers or Gotham Golf Corp, as applicable. You will not receive certificates for these securities. You will have no rights as a holder of notes or as a holder of Gotham Golf Corp common shares until such securities are issued to you by way of book-entry credit in the transfer books of Southwest Shopping Centers or Gotham Golf Corp, as applicable.

8.  CALCULATION OF REQUIRED PAYMENT

   Included in this Form of Election and Letter of Transmittal is a Payment Worksheet to calculate the payment, if any, that you should send to the exchange agent for the notes and Gotham Golf Corp common shares that you elect to purchase. As provided in the Payment Worksheet, payments for (a) the notes that you purchase through the Shareholder Note Purchase Right and (b) the Gotham Golf Corp common shares that you purchase through the exercise of your subscription rights, either in the basic subscription privilege or the oversubscription privilege, will be deducted directly from the Cash Consideration or the Cash and Note Consideration, as applicable, that you are entitled to receive. If, however, the cash amount of the consideration that you are entitled to receive is less than the full payment for the notes and Gotham Golf Corp common shares that you are purchasing, you must pay the difference in United States dollars by:

    . check or bank draft drawn upon a United States bank (or for Canadian residents only, a bank located in Canada), or postal or express money order, payable to "The Bank of New York" as exchange agent; or

    . wire transfer of immediately available funds, to the account maintained by The Bank of New York at [INSERT ACCOUNT NUMBER INFORMATION].

   Such payment will be considered received by the exchange agent only upon:

    .  clearance of an uncertified check;

    . receipt by the exchange agent of a certified or cashier's check or bank draft drawn upon a United States bank (or for Canadian residents only, a bank located in Canada) or of a postal or express money order; or

    .  receipt of good funds in the subscription account designated above,

   in each case, before 5:00 p.m., New York City time, on the election deadline.

   Funds paid by uncertified personal check may take at least five business days to clear. Accordingly, if you wish to make any required payment by uncertified personal check, you should make payment sufficiently in advance of the election deadline to ensure its receipt and clearance by that time. You are urged to consider payment by means of certified or cashier's check or money order.

9.  INADEQUATE PAYMENT

   If the payment that you provide is inadequate to purchase the securities that you select on this Form of Election and Letter of Transmittal, you will be deemed to have purchased the maximum number of whole notes for the aggregate payment that you delivered (provided, however, that such number shall be no more than the notes that you elected to receive or purchase on this Form of Election and Letter of Transmittal) and, if there is any remaining payment, the maximum number of whole Gotham Golf Corp common shares for such remaining payment.

10.  EXCESS PAYMENT

   The exchange agent will retain all funds delivered to it in payment of any notes or Gotham Golf Corp common shares that you indicate on this Form of Election and Letter of Transmittal that you wish to purchase. If you are allocated fewer than all of the notes or Gotham Golf Corp common shares for which you indicate that you wish to purchase, or if the payment that you send to the exchange agent is in excess of the required payment for the securities that you indicate that you wish to receive, the exchange agent will return your excess payment to you, without interest.

11.  IMPORTANT INFORMATION REGARDING WITHHOLDING

   Under U.S. federal income tax law, the holder of First Union common shares must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting and is a U.S. person (including a U.S. resident alien). Failure to complete the Substitute Form W-9 above could result in certain penalties as well as backup withholding of payments due to the holder (at a rate equal to 30%). See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Foreign persons must provide a properly completed and executed Internal Revenue Service Form W-8BEN, which can be obtained from the exchange agent. In addition, if you are a foreign person whose stock constitutes a United States real property interest, as more fully discussed in the proxy statement-prospectus, you will be subject to withholding of an additional 10% unless the exchange agent is provided with satisfactory evidence that you are not subject to FIRPTA withholding. You may contact the exchange agent for the appropriate form to provide such evidence.

12.  INADEQUATE SPACE

   If there is inadequate space to complete any box or to sign this Form of Election and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

13.  INDICATION OF CERTIFICATE NUMBERS AND SHARES

   This Form of Election and Letter of Transmittal should indicate the certificate number(s) of the certificate(s) representing the First Union common shares covered hereby and the number of shares represented by each certificate.

14.  METHOD OF DELIVERY

   The method of delivery of all documents (including this Form of Election and Letter of Transmittal, certificate(s) representing your First Union common shares and, if applicable, a Notice of Guaranteed Delivery), as well as any required payment, is at the option and risk of the holder of First Union common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. In addition, if you are sending payment to the exchange agent, you should also allow sufficient time to ensure delivery to the exchange agent to permit your payment to clear prior to the election deadline. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the exchange agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the exchange agent. COMPLETED FORMS OF ELECTION AND PAYMENTS SHOULD BE MAILED OR DELIVERED TO THE EXCHANGE AGENT AND NOT TO FIRST UNION, SOUTHWEST SHOPPING CENTERS OR GOTHAM GOLF CORP. ANY REQUIRED PAYMENT BY WIRE TRANSFER AS DESCRIBED ABOVE WILL BE DEEMED TO CONSTITUTE DELIVERY OF SUCH PAYMENT TO THE EXCHANGE AGENT.

15.  PAYMENT WILL BE MADE BY A SINGLE CHECK

   If you are entitled to receive any payment on account of merger consideration, a single check will be issued to you. Holders participating in a joint election will also receive a single check.

16.  LOST CERTIFICATES

   If any certificate representing First Union common shares has been lost, stolen or destroyed, the holder should notify First Union's transfer agent in writing and await instructions on how to proceed. First Union's transfer agent is National City Bank.

17.  NON-CONSUMMATION OF THE PROPOSED TRANSACTION

   Consummation of the proposed transaction is subject to the required approval of the First Union common shareholders, receipt of certain regulatory approvals and the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the proposed transaction, and no payments will be made to shareholders if the merger agreement is terminated. If the merger agreement is terminated, all elections and purchases of notes or Gotham Golf Corp common shares will be void and of no effect and certificates submitted to the exchange agent will be returned as soon as practicable to the persons submitting them.

18.  VOTING RIGHTS AND DIVIDENDS

   Holders of First Union common shares will continue to have the right to vote and to receive all dividends paid on all First Union common shares deposited by them with the exchange agent until the proposed transaction becomes effective.

19.  GUARANTEE OF DELIVERY

   Holders of First Union common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent or cannot complete the procedure for delivery of First Union common shares by book-entry transfer into the exchange agent's account at DTC prior to the election deadline, may deliver their First Union common shares by properly completing and duly executing a Notice of Guaranteed Delivery if (1) the Notice of Guaranteed Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the election deadline, the exchange agent receives a properly completed and duly executed Notice of Guaranteed Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the certificates for all of the First Union common shares covered by the Notice of Guaranteed Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such First Union common shares into the exchange agent's account at DTC), are received by the exchange agent within three NYSE trading days after the election deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Cash Election.

20.  CONFLICTS

   In the event of a conflict or inconsistency in the elections or purchases in your Form of Election and Letter of Transmittal, the elections and purchases set forth on the Merger Consideration Form, Note Form and Subscription Rights Form shall take precedence over any elections and purchases set forth on the Payment Worksheet.

21.  CONSTRUCTION

   All elections and purchases will be considered in accordance with the terms and conditions of the merger agreement.

   All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by Gotham Golf Corp in its sole discretion, and such resolution will be final and binding.

   With the consent of Gotham Golf Corp, the exchange agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of First Union common shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the exchange agent nor Gotham Golf Corp is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing First Union common shares, nor shall the exchange agent or Gotham Golf Corp be liable for any failure to give any such notification.

22.  FORM OF ELECTION AND LETTER OF TRANSMITTAL IS NOT A VOTE

   COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AT THE SPECIAL MEETING OF SHAREHOLDERS OF FIRST UNION. TO VOTE ON THE PROPOSED TRANSACTION, PLEASE CONSULT THE PROXY STATEMENT-PROSPECTUS.

23.  QUESTIONS AND REQUESTS FOR INFORMATION

   Questions and requests for information or assistance may be directed to the information agent at its respective address and telephone numbers below. Additional copies of the proxy statement-prospectus, this Form of Election and Letter of Transmittal and other materials may be obtained from the information agent as set forth below.

                           The Information Agent is:

                             D.F. KING & CO., INC.
                                77 Water Street
                                  20th Floor
                              New York, NY 10005
            Banks and Brokerage Firms, Please Call: (212) 269-5550
                  All Others, Call Toll-Free: (888) 414-5566

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

--------------------------------------------------------------------------------------

                                                           GIVE THE
                                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
--------------------------------------------------------------------------------------
 1. Individual                                             The individual

 2. Two or more individuals (joint account)                The actual owner of
                                                           the account or, if combined
                                                           funds, the first individual
                                                           on the account/1/

 3. Custodian account of a minor (Uniform Gift to Minors   The minor/2/
    Act)

 4. a. The usual revocable savings trust account (grantor The grantor-trustee/1/ is also trustee)

    b. So-called trust account that is not a legal or      The actual owner/1/
       valid trust under state law

 5. Sole proprietorship                                    The owner/3/
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                                                           GIVE THE EMPLOYER
                                                           IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
--------------------------------------------------------------------------------------
 6. Sole proprietorship                                    The owner/3/

 7. A valid trust, estate, or person trust                 The legal entity/4/

 8. Corporate                                              The corporation

 9. Association, club, religious, charitable,              The organization
    educational, or other tax- exempt organization

10. Partnership                                            The partnership

11. A broker or registered nominee                         The broker or nominee

12. Account with the Department of Agriculture in the      The public entity
    name of a public entity (such as a State or local
    government, school district, or prison) that receives
    agricultural program payments
--------------------------------------------------------------------------------------

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
/2/   Circle the minor's name and furnish the minor's social security number.
/3/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME LISTED, THE NUMBER
      WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER
If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:
  . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
  . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
  . An international organization or any agency or instrumentality thereof.
  . A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . A corporation.
  . A financial institution.
  . A dealer in securities or commodities required to register in the United
    States, the District of Columbia, or a possession of the United States.
  . A real estate investment trust.
  . A common trust fund operated by a bank under Section 584(a).
  . An entity registered at all times during the tax year under the Investment
    Company Act of 1940.
  . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  . A futures commission merchant registered with the Commodity Futures Trading
    Commission.
  . A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident alien partner.
  . Payments of patronage dividends not paid in money.
  . Payments made by certain foreign organizations.
  . Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . Payments of tax-exempt interest (including exempt-interest dividends under
    Section 852).
  . Payments described in Section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under Section 1451.
  . Payments made by certain foreign organizations.

CERTAIN PAYMENTS, OTHER THAN PAYMENTS OF INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, THAT ARE EXEMPT FROM INFORMATION REPORTING ARE ALSO EXEMPT FROM BACKUP WITHHOLDING. FOR DETAILS, SEE SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N AND THE REGULATIONS THEREUNDER.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.